EXHIBIT 23.1


Independent Auditors' Consent

We consent to the incorporation by reference in the following Registration Statements of The Charles Schwab Corporation of our report dated February 16, 2000 (July 17, 2000 as to Notes 1, 17 and 21), appearing in this Current Report on Form 8-K of The Charles Schwab Corporation dated July 18, 2000. Such report expresses an unqualified opinion, includes an explanatory paragraph related to an accounting change to conform with Statement of Position 98-1 and makes reference to the report of other auditors with respect to the amounts included for U.S. Trust Corporation and subsidiaries.

Filed on Form S-3:

  Registration Statement No. 333-77381    (Debt Securities)

  Registration Statement No. 333-47107    (The  Charles  Schwab Corporation
                                           Employee Stock Incentive Plan)

  Registration Statement No. 333-32084    (Common stock registered pursuant to
                                           the acquisition of CyBerCorp, Inc.)

  Registration Statement No. 333-36410    (Debt Securities)

Filed on Form S-4:

  Registration Statement No. 333-30886    (Acquisition of U.S. Trust
                                           Corporation)

Filed on Form S-8:

  Registration Statement No. 333-44793    (Charles  Schwab  Profit  Sharing and
                                           Employee Stock Ownership Plan)

  Registration Statement No. 333-48335    (The  Charles  Schwab Corporation
                                           Employee Stock Incentive Plan)

  Registration Statement No. 333-93125    (The  Charles  Schwab Corporation
                                           Employee Stock Incentive Plan)

  Registration Statement No. 333-32058    (CyBerCorp, Inc. 1996 Incentive Plan)

  Registration Statement No. 333-38150    (401(k) Plan and ESOP of United States
                                           Trust Company of New York and
                                           Affiliated Companies)


/s/DELOITTE & TOUCHE LLP
------------------------
Deloitte & Touche LLP
San Francisco, California
July 17, 2000